UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 Or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25,
1995

                       ASARCO Incorporated
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     (Exact name of registrant as specified in its charter)

     New Jersey                1-164                13-492440
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(State or other jurisdiction  (Commission     (IRS Employer
     of incorporation)        File Number)   Identification No.)

180 Maiden Lane, New York, New York                   10038
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (212) 510-2000
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Item 5.  Other Events.
         -------------

On February 23, 1995, ASARCO Incorporated and The Bank of New York, as Rights Agent under a Rights Agreement dated as of July 26, 1989, entered into an Amendment to the Rights Agreement to delete the special conditions under which M.I.M. Holdings Limited ("MIM") will be deemed an Acquiring Person and the special conditions under which the acquisition of voting securities by MIM will constitute a Section 11(a)(ii) Event as defined in the Rights Agreement. The effect of the amendment is to apply to MIM the same percentage ownership conditions (15%) that apply to all other shareholders.

Item 7.  Exhibits.
         ---------

1. Second Rights Agreement Amendment dated as of February 23,
1995 between ASARCO Incorporated and the Bank of New York.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ASARCO Incorporated

                                 By:  s/ Augustus Kinsolving
                                      -----------------------
                                      Augustus Kinsolving
                                      Vice President

Date:  February 24, 1995
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                SECOND RIGHTS AGREEMENT AMENDMENT
               ----------------------------------

Second Rights Agreement Amendment dated as of February 23, 1995 between ASARCO Incorporated, a New Jersey corporation (the
"Company") and The Bank of New York, a New York trust company
(the "Rights Agent").


                       W I T N E S S E T H
                      --------------------

WHEREAS, the Company and First Chicago Trust Company of New York entered into a Rights Agreement dated as of July 26, 1989 (the "Rights Agreement") specifying the terms of the dividend declared on July 26, 1989 and consisting of one Right for each outstanding share of ASARCO Incorporated Common Stock held of record on August 7, 1989.

WHEREAS, the Company and the Rights Agent entered into a Rights
Agreement Amendment dated as of September 24, 1992 pursuant to which The Bank of New York was appointed Rights Agent instead of and in place of First Chicago Trust Company of New York.

WHEREAS, the Company wishes to amend the Rights Agreement to delete the provisions thereof relating to the special conditions under which M.I.M. Holdings Limited ("MIM") will be deemed an Acquiring Person and to the conditions under which the acquisition by MIM of shares of the Company will be deemed to constitute a Section 11(a)(ii) Event.

NOW, THEREFORE, the parties hereto agree as follows:

1. Amendment to Rights Agreement

The parties hereto agree that the Rights Agreement shall be amended as provided below, effective as of the date of this
Amendment:

(a) Section 1(a) of the Rights Agreement is hereby amended by deleting the second paragraph thereof.

(b)  Section 1(v) of the Rights Agreement is hereby deleted.

(c) Section 11(a)(ii) of the Rights Agreement is hereby amended by deleting the second paragraph thereof.

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2. Miscellaneous

(a) This Amendment has been duly authorized by the Board of Directors of the Company at a meeting held on February 22, 1995 and is in compliance with the terms of Section 26 of the Rights
Agreement.

(b) Except as otherwise expressly provided, or unless the context otherwise requires, all terms used herein have the meanings assigned to them in the Rights Agreement.

(c)  Each party hereto waives any requirement under the Rights
Agreement that any additional notice be provided to it pertaining to the matters covered by this Amendment.

(d) This Amendment may be executed in manually-signed originals or by facsimile in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Rights Agreement
Amendment to be duly executed and their respective corporate seals to be hereto affixed and attested, all as of the day and year first above written.


[Seal]

Attest:                            ASARCO Incorporated

By:   s/ Carmen D. Gonzalez        By:   s/ Augustus Kinsolving
      ---------------------               -----------------------
Name: Carmen D. Gonzalez           Name: Augustus Kinsolving
Title: Assistant Secretary         Title: Vice President


Attest:                            The Bank of New York

By:    s/ Robert Dietz             By:   s/ John I. Sivertsen
       ----------------                   -----------------------
Name:  Robert Dietz                Name:  John I. Sivertsen
Title: Assistant Vice President    Title: Vice President
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